PSI / 1002

Tenancy Agreement

租約

An agreement made the ______________ between the Landlord and the Tenant as more particularly described in schedule I.
此合約由業主及租客 (雙方資料詳列於附表一) 於 2017 年 03 月 15 日訂立.

(1) The Tenant shall pay to the Landlord the Rent in advance on FIRST day of each and every calendar month during the Term.If the Tenant shall fail to pay the Rent within 7 days from the due date, the Landlord shall have right to institute appropriate action to recover the Rent and all costs, expenses and other outgoings so incurred by the Landlord in relation to such action shall be a debt owed by the Tenant to the Landlord and shall be recorverable in full by the Landlord.
租客須於租期內每個月份第壹日前繳付指定的租金予業主. 倘租客於應繳租金之日的七天內仍未清付該租金, 則業主有權採取適當行動追討租客所欠的租金而由此而引起之一切費用及開支將構成租客所欠業主的債項, 業主將有權向租客一併追討所欠款項全數.

(2) The Tenant shall not make any alteration and / or additions to the Permises without the prior written consent of the Landlord, which consent shall not be unreasonably withheld.
租客在沒有業主書面同意前, 不得對該物業作任何改動及 / 或加建, 惟業主不得無理拒絕給予租客有關的同意書.

(3) The Tenant shall not assign, transfer, sublet or part with the possession of the Premises or any part thereof to any other person. This tenancy shall be personal to the Tenant named herein.
租客不得轉讓, 轉租或分租該物業或任何部份或將該物業或其他任何部分的佔用權讓予任何其他人等. 此租約權益將為租客個人擁有.

(4) The Tenant shall comply with all ordinances, regulations and rules of Hong Kong and shall observe and perform the covenants, terms and conditions of the Deed of Mutual Covenant and Sub-Deed of Mutual Covenant (if any) relation to the Premises. The Tenant shall not contravene any negative or restrictive covenants contained in the Government Lease(s) under with the Premises are held from the Government.
租客須遵守香港一干法律條例和規則及該物業所屬的大廈有關的公契內的條款. 租客亦不可違反屬該物業地段內的官批地契上的任何制約性條款.

(5) The Tenant shall during the Term pay and discharge all charges in respect of water, electricity, gas and telephone and other similar charges payable in respect of the Premises.
租客須在租約期內清繳一切有關該物業的水費, 電費, 煤氣費, 電話費及其他類似的雜費等.

(6) The Tenant shall during the Term keep the interior of the Premises in good and tenantable repair and condition (fair wear and tear and damage caused by inherent defects excepted) and shall deliver up vacant possession of the Premises in the same repair and condition, or "Bare Shell" condition, on the expiration or sooner determination of this Agreement.
租客須在租約期內保持物業內的維修狀態良好 (自然損耗及因固有的缺陷所產生的損壞除外) 並須於租約期滿或終止時將物業在同樣的維修狀態或"空廊"下交吉交回業主.

(7) The Tenant shall pay to the Landlord the Security Deposit set out in **Schedule I** for the due observance and performance of the terms and conditions herein contained and on his part to be observed and performed. Provided that there is no antecedent breach of any of the terms and conditions herein contained, the Landlord shall refund the Security Deposit to the Tenant without interest at the date of delivery of vacant possession of the Premises to the Landlord or settlement of any outstanding payment owed by the Tenant to the Landlord, whichever is later. If the Rent and/or any charges payable by the Tenant hereunder or any part thereof shall be unpaid for seven (7) days after the same shall become payable (whether legally demanded or not) or if the Tenant shall commit a breach of any of the terms and conditions herein contained, it shall be lawful for the Landlord at any time thereafter to re-enter the Premises whereupon this Agreement shall absolutely determine and the Landlord may deduct any loss or damage suffered by the Landlord as a result of the Tenant's breach from the Security Deposit without prejudice to any other right of action or any remedy of the Landlord in respect of such breach of the Tenant.

租客須交予業主保証金(金額如附表一所例) 作為保証租客遵守及履行此租約上租客所需遵守及履行的條款的按金. 若租客在租期內並無干犯此合約內任何條款, 則業主須於收回交吉的物業或一切租客欠款後於當日無息退還該保証金予租客. 但若租客拖欠根據此合約需要支付的租金及/或其他款項超過七天 (無論有否以法律行動追討) 或若租客違反此合約內任何條款, 業主可合法收回該物業而此租約將立即被終止; 業主可從保証金內扣除因租客違約而令業主所受的損失, 而此項權利將不會影響業主因租客違約而可採取的其他合法行動的權利.

(8) Provided the Tenant shall have paid the Rent and other outgoings on the days and in the manner herein provided and observe and perform the terms and conditions herein contained and on the Tenant's part to be observed and performed, the Tenant shall peacefully hold and enjoy the Premises during the Term without any interruption by the Landlord.

若租客按時清繳租金和雜費及沒有干犯此合約內任何條款, 則業主不得在租約期內干擾租客享用該物業.

(9) The Landlord shall keep and maintain the structural parts of the Premises ~~including the main drains, pipes and cables~~ in proper state of repair Provided that the Landlord's liability shall not be incurred unless and until written notice of any defect or want of repair has been given by the Tenant to the Landlord and the Landlord shall have failed to take reasonable steps to repair and remedy the same after the lapse of a reasonable time from the date of service of such notice.

業主須保養及適當維修該物業內各主要結構部分 ~~(包括主要的排污渠, 喉管和電線)~~. 唯業主須在收到租客的書面要求後才會有責任在合理時限內將有關損壞維修妥當.

(10) The Landlord shall pay the Property tax payable in respect of the Premises.
業主負責繳付有關該物業的物業稅.

(11) The Stamp Duty payable on this Agreement in duplicate shall be borne by the Landlord and the Tenant in equal shares.
業主及租客各負責屬此合約一式兩份的印花稅一半費用.

(12) The Landlord and the Tenant agree to be bound by the additional terms and conditions contained in **Schedule II** (if any).
業主及租客雙方同意遵守附表二內的附加條款 (如有的話).

(13) If there is any conflict between the English version and the Chinese version in this Agreement, the Chinese version shall prevail.
此合約內的英文文本與中文文本有差異, 將以中文文本為準.

Received the Security Deposit of
HK$150,000.00 by the Landlord
業主收到租客所交的保証金
港幣 **HK$150,000.00** :

For and on behalf of
NATION STAR LIMITED
樂瑞星有限公司

Authorized Signature(s)

Received 15 key(s) of the Premises by the Tenant

租客接收業主所交屬該物業的鎖匙
共 15 條 :

For and on behalf of
PROFIT SAIL INT'L EXPRESS (H.K.) LTD.
利航國際貨運(香港)有限公司

Confirmed and Accepted all the terms and conditions contained herein by the Landlord :
業主確認及接受這合約內所有條款的約束 :

For and on behalf of
NATION STAR LIMITED
樂瑞星有限公司

Authorized Signature(s)

HKID / B.R.NO. **NATION STAR LIMITED**
香港身份証/ **BR#64402646**

Confirmed and Accepted all the terms and conditions contained herein by the Tenant :
租客確認及接受這合約內所有條款的約束 :

For and on behalf of
PROFIT SAIL INT'L EXPRESS (H.K.) LTD.
利航國際貨運(香港)有限公司

Authorized Signature(s)

HKID NO. /B.R.NO. **PROFIT SAIL INT'L EXPRESS (HK) LTD**
香港身份証 **BR#17240483**

Schedule I
附表一

The Premises : 物業 **葵涌葵豐街2-16號 鍾意恆勝中心 10/F 1002室**

The Landlord : 業主 NATION STAR LIMITED

whose *address/registered office is situate at 其通訊地址 / 註冊地址為

Contact : MR WONG - 5961 0206

The Tenant : 租客 PROFIT SAIL INT'L EXPRESS (HK) LTD

Contact : MS CONNIE - 2754 3251 / MR KWONG - 9463 7208

Term : 租期 From 由 01/05/2017 to 至 30/04/2024 (both days inclusive) (包括首尾兩天)

Rent : 租金 HK$50,000.00 (From 01/05/2017 - 30/04/2020)
每月為港幣

Security Deposit : 保証金 HK$150,000.00 港幣 業主帳戶 : 建設銀行 #001-391-7143
NATION STAR LIMITED

Schedule II
附表二

1. User 用途

The Tenant shall not use or permit to be used the Premises or any part thereof for any purpose other than for IND purpose only. (P.S.- Please select one item : e.g. residential / commercial / office / shop / industrial)
租客除將該物業作 工業 用途外, 不可將該物業或其他任何部分作其他用途. (備註 - 請選一項 : 例如 : 住宅 / 商業 / 辦公室 / 商店 / 工業)

2. Miscellaneous Payments 雜項費用

a) The Tenant shall be responsible for the following payments payable in respect of the Premises during the Term :-
租客在租期內負責下列費用 :

~~*(a) Management Fee 管理費 : (at current rate) (per month) (subject to revision from time to time) : (每月以現時金額為準) (將會不時調整)~~

*(b) Electric Fee 電費 : (at current rate) (per month) (subject to revision from time to time) : (每月以現時金額為準) (將會不時調整)

~~*(c) Government Rates 差餉 : (subject to actual amount demanded by the Government) : (每季以政府實收者為準)~~

~~*(d) Government Rent 地租 : (subject to actual amount demanded by the Government) : (每季以政府實收者為準)~~

b) The Landlord shall be responsible for the following payments payable in respect of the Premises during the Term :-
業主在租期內負責下列費用：

(P.S. - Please fill in the following if the Rent shall include any of the following expenses.)

(備註 - 如租金包括以下任何一種開支, 請填寫下列部分.)

*(a) Management Fee 管理費	: (at current rate) (per month) (subject to revision from time to time) : (每月以現時金額為準) (將會不時調整)
~~*(b) Electric Fee~~ ~~電費~~	~~: (at current rate) (per month) (subject to revision from time to time)~~ ~~: (每月以現時金額為準) (將會不時調整)~~
*(c) Government Rates 差餉	: (subject to actual amount demanded by the Government) : (每季以政府實收者為準)
*(d) Government Rent 地租	: (subject to actual amount demanded by the Government) : (每季以政府實收者為準)

*delete where inapplicable
刪去不適用者

3. Rent Free Period 免租期

The Tenant shall be entitled to a rent-free period from the 16/03/2017 to 30/04/2017 (both days inclusive) provided that the Tenant shall be responsible for the charges of water, electricity, gas, telephone and other outgoings payable in respect of Premises during such rent free period. All the risk shall be liable by the Tenant.
租客可享有 45 天免租期 (由 16/03/2017 至 30/04/2017) (包括首尾兩天) 但租客仍需負責繳付免租期內一切水, 電, 煤氣及電話費用及其他一切雜費支出. 所有風險由租客負責.

4. Break Clause 退租權

Notwithstanding anything to the contrary hereinbefore contained, the **Tenant OR Landlord** of this agreement shall be entitled to terminate this Agreement earlier than as herein provided by serving not less than 2 months' written notice to other party and provided that this Agreement shall not be terminated earlier than a date which shall be [60] months from the commencement date of Term (i.e., the Tenant shall rent the Premises for at lease 60 months).
儘管與前文不符, 租客 或 業主可給予對方不少於 2 個月書面通知終止租約；唯此租約的終止日期不得早於由租期開始日計 [(60)] 月(即租客最少要租用該物業 60 個月).

5. Others 其他

1) 租約首伍(5)年為固定合約, 雙方不可退租. 第陸(6)及第柒(7)年為生約. 雙方有權提前兩(2)個月通知對方終止租約.

2) 租金：

-第壹(1)至第叁(3)年租金為港幣HK$50,000.-/月 (全包)

-第四(4)至第伍(5)年租金雙方協議可作調整, 但增幅度不可超過現時租金 +10%.

-第陸(6)至第柒(7)年租金按當時市值計算, 雙方屆時再協商調整幅度.

3) 單位以現狀出租, 包括原有玻璃大門(如以下附相片), 業主交單位時必須將完整玻璃大門交予租客使用. 而租客於退租時亦須完整將玻璃大門交還予業主.

4) 業主接受租客自費裝修單位, 退租時不須還原.

5) 業主承諾給予租客45天免租期 (由16/03/2017 - 30/04/2017止).

6) 單位內電錶租客必須轉名,有關費用按金由租客負責.

7) 單位內原有冷氣機, 租客可隨意使用. 租約期間冷氣機清潔/維修/保養由租客負責. 如冷氣機因自然老化損壞, 租客不須負責或賠償. 租客可自行安排更換冷氣機.

8) 租客須自行為單位購買水/火/風災/盜竊/意外保險. 單位內如有任何財物損失一切均由租客負責,與業主無關.

9) 倘若租客決定退租,於租約完結前兩(2)個內,於合理辦公時間內可讓業主安排新租客睇單位 (業主必須提前預約及得到租客同意).

10) 本人 CHAN YEE KIT - ID#G115562(7)為 PROFIT SAIL INT'L EXPRESS (HK) LTD 董事,現以個人名義擔保此租約. 本人清楚租約一切內容及明白若有任何問題須承擔此租約一切之法律責任.

**1002室玻璃門相片：



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